UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2024

SOUTHWEST GAS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37976	81-3881866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8360 S. Durango Drive
Post Office Box 98510
    Las Vegas, Nevada         89193-8510
     (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (702) 876‑7237

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Southwest Gas Holdings, Inc. Common Stock, $1 Par Value	SWX	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (“Annual Meeting”) of Southwest Gas Holdings, Inc. (“Company”) was held on May 2, 2024. Holders of approximately 65,539,620 shares of common stock, $1 par value per share, of the Company were represented in person or by proxy. At the Annual Meeting, the Company’s stockholders (i) elected each of the persons listed below to serve as a director of the Company for a term that will continue until the next Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified or the director’s earlier resignation, death, or removal, (ii) approved, on a non-binding, advisory basis, the Company’s executive compensation, (iii) approved the Company's 2024 Omnibus Incentive Plan, (iv) approved the Company's Tax-Free Spin Protection Plan, and (v) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2024. The following tables present the final results of voting on each of the matters submitted to a vote at the Annual Meeting:

Proposal 1. The election of directors.

Name	For	Withhold	Broker Non-Votes
E. Renae Conley	61,652,139	624,270	3,263,211
Andrew W. Evans	61,715,174	561,234	3,263,211
Karen S. Haller	62,095,282	181,127	3,263,211
Jane Lewis-Raymond	61,630,643	645,765	3,263,211
Henry P. Linginfelter	61,701,368	575,040	3,263,211
Anne L. Mariucci	59,379,625	2,896,784	3,263,211
Carlos A. Ruisanchez	62,032,766	243,643	3,263,211
Ruby Sharma	61,392,860	883,549	3,263,211
Andrew J. Teno	55,697,878	6,578,530	3,263,211
A. Randall Thoman	61,173,392	1,103,016	3,263,211
Leslie T. Thornton	61,510,225	766,184	3,263,211

Proposal 2. Advisory vote to approve the Company's executive compensation.

For	Against	Abstain	Broker Non-Votes
61,015,363	972,053	288,991	3,263,211

Proposal 3. Approval of the Company's 2024 Omnibus Incentive Plan.

For	Against	Abstain	Broker Non-Votes
59,968,689	2,186,711	121,008	3,263,211

Proposal 4. Approval of the Company's Tax-Free Spin Protection Plan.

For	Against	Abstain	Broker Non-Votes
45,985,975	5,072,985	11,217,448	3,263,211

Proposal 5. The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for fiscal year 2024.

For	Against	Abstain
64,304,722	1,127,284	107,612

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

May 7, 2024	/s/ Thomas E. Moran
Thomas E. Moran
Vice President/General Counsel/Corporate Secretary